UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Playa Hotels & Resorts N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Exhibit 99.1

EMPLOYEE EMAILS TO ANNOUNCE TRANSACTION

Playa Joins Hyatt: A New Chapter Begins

To All Playa Associates,

Earlier today we announced that Playa and Hyatt have reached an agreement for Hyatt to acquire Playa Hotels & Resorts. Hyatt’s desire to acquire Playa is a direct result of the outstanding Playa associates who have worked together over the past 19 years to create the premier all-inclusive lodging company in the world. I am immensely proud to have had the opportunity to work with the thousands of Playa associates who, every day, work tirelessly to deliver exceptional service to our guests, foster a wonderful culture for us all to enjoy, and create value for our shareholders.

The saying, ‘All good things must come to an end,’ best describes the closing of this chapter at Playa for me, but the memories and the impact it has had on me personally will last a lifetime. At the same time, “The best is yet to come” gives me optimism for all the Playa associates who will now be part of Hyatt as they embark on their next exciting chapter.

Hyatt has been an incredible partner to Playa since 2013, and together we have accomplished so much. Both Playa and Hyatt share the same core values and a deep respect for individual associates and guests. In my opinion, this is the best possible outcome for Playa’s people, as it provides them with the opportunity to continue growing and thriving.

My hope was always for Playa to remain an independent company that would expand globally and bring our Service from the Heart to people everywhere. However, reality often sets limits on what can be achieved. Ultimately, we serve the shareholders who own Playa, and it was necessary to make the right decision to meet their expectations.

I will never regret a single moment of the years I spent at Playa. Leading this organization has been the greatest honor of my life, and I can assure you that I carried this responsibility with immense pride, seriousness, and humility. So many of you have become like family to me, and I will miss interacting with you more than words can express. Please know how much I care about this organization and about each of you and never hesitate to reach out to me if I can be of assistance in any way.

This announcement will affect everyone differently and I understand that you will have questions about what it means for you personally. Human Resources will follow up in the near future with more details as the process unfolds. There are still several steps to be completed before this transaction is finalized. Please know that the senior executive team worked diligently to account for the interests of Playa associates in connection with this transaction. As I mentioned at the beginning of this message, Hyatt is a great organization and will continue to create opportunities for many of our Playa team members.

From the bottom of my heart, thank you for everything you have done for Playa. I will always cherish this company and all of you.

With deep appreciation for all that we’ve built together,

Bruce

Additional Information and Where to Find It

The tender offer for the outstanding ordinary shares of Playa Hotels & Resorts N.V. (“Playa”) referenced herein has not yet commenced. This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Playa or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Hyatt Hotels Corporation (“Hyatt”) will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Playa will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Playa also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Playa, at which the Playa shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PLAYA’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Hyatt will be available free of charge on Hyatt’s website, investors.hyatt.com, or by contacting Hyatt’s investor relations department at investorrelations@hyatt.com. Copies of the documents filed with the SEC by Playa will be available free of charge on Playa’s website, www.investors.playaresorts.com, or by contacting Playa’s investor relations department at ir@playaresorts.com. In addition, Playa shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Playa, its directors and executive officers and other members of its management and employees, as well as Hyatt and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Playa’s shareholders in connection with the EGM Proposals. Information about Playa’s directors and executive officers and their ownership of Playa’s ordinary shares is set forth in the proxy statement for Playa’s 2024 annual general meeting of shareholders, which was filed with the SEC on April 22, 2024. Information about Hyatt’s directors and executive officers is set forth in the proxy statement for Hyatt’s 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Playa’s directors and executive officers in the transaction, which may be different than those of Playa’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Forward-Looking Statements

This communication contains “forward-looking statements,” as defined by federal securities laws. Forward-looking statements reflect Playa’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. Forward-looking statements include, without limitation, statements regarding the proposed transaction, including the benefits of the proposed transaction; filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Such forward-looking statements are subject to various risks and uncertainties, including uncertainties as to the timing of the tender offer and other proposed transactions; uncertainties as to how many of Playa’s shareholders will tender their shares in the offer or approve the resolutions to be solicited at the extraordinary general meeting of Playa’s shareholders; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement with Hyatt; the effects of the proposed transaction (or the announcement thereof) on relationships with employees, customers, other business partners or governmental entities; transaction costs; the risk that the proposed transaction will divert management’s attention from Playa’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; risks associated with litigation; and other risks and uncertainties detailed from time to time in documents Playa files with the SEC, including those described under the section entitled “Risk Factors” in Playa’s Annual Report on Form 10-K, filed with the SEC on February 22, 2024, as such factors may be updated from time to time in Playa’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in Playa’s filings with the SEC. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Playa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this communication, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

Dear Team,

I want to take a moment to follow up on Bruce’s message regarding the sale and acknowledge the many emotions that come with this type of transition. We understand that everyone is eager to know how this will impact them personally, and I assure you that we are working diligently to provide clarity as soon as possible.

At this time, senior leadership is actively engaged in discussions and transition planning with our Hyatt counterparts. Dedicated transition teams are being formed to ensure that every detail is thoughtfully considered, and our top priority remains supporting each of you through this process.

While I know the desire for immediate answers is strong, we want to be transparent—many details are still being worked through, and we will only communicate specific updates once they are finalized. What I can promise you is that we will keep you informed. Expect regular email updates, and when we have clarity on individual roles, we will provide one-on-one follow-ups as needed.

For now, I ask for your patience as we navigate these discussions. We remain committed to you and to ensuring that this transition is managed with care, professionalism, and respect for everyone involved.

Thank you for your continued dedication and support. We will share more as soon as we can.

Sincerely,

Dayna

Additional Information and Where to Find It

The tender offer for the outstanding ordinary shares of Playa Hotels & Resorts N.V. (“Playa”) referenced herein has not yet commenced. This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Playa or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Hyatt Hotels Corporation (“Hyatt”) will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Playa will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Playa also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Playa, at which the Playa shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PLAYA’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Hyatt will be available free of charge on Hyatt’s website, investors.hyatt.com, or by contacting Hyatt’s investor relations department at investorrelations@hyatt.com. Copies of the documents filed with the SEC by Playa will be available free of charge on Playa’s website, www.investors.playaresorts.com, or by contacting Playa’s investor relations department at ir@playaresorts.com. In addition, Playa shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Playa, its directors and executive officers and other members of its management and employees, as well as Hyatt and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Playa’s shareholders in connection with the EGM Proposals. Information about Playa’s directors and executive officers and their ownership of Playa’s ordinary shares is set forth in the proxy statement for Playa’s 2024 annual general meeting of shareholders, which was filed with the SEC on April 22, 2024. Information about Hyatt’s directors and executive officers is set forth in the proxy statement for Hyatt’s 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Playa’s directors and executive officers in the transaction, which may be different than those of Playa’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Forward-Looking Statements

This communication contains “forward-looking statements,” as defined by federal securities laws. Forward-looking statements reflect Playa’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. Forward-looking statements include, without limitation, statements regarding the proposed transaction, including the benefits of the proposed transaction; filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Such forward-looking statements are subject to various risks and uncertainties, including uncertainties as to the timing of the tender offer and other proposed transactions; uncertainties as to how many of Playa’s shareholders will tender their shares in the offer or approve the resolutions to be solicited at the extraordinary general meeting of Playa’s shareholders; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement with Hyatt; the effects of the proposed transaction (or the announcement thereof) on relationships with employees, customers, other business partners or governmental entities; transaction costs; the risk that the proposed transaction will divert management’s attention from Playa’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; risks associated with litigation; and other risks and uncertainties detailed from time to time in documents Playa files with the SEC, including those described under the section entitled “Risk Factors” in Playa’s Annual Report on Form 10-K, filed with the SEC on February 22, 2024, as such factors may be updated from time to time in Playa’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in Playa’s filings with the SEC. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Playa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this communication, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

Exhibit 99.2

I’m pleased to share that Playa has entered into an agreement to be acquired by Hyatt under which an indirect wholly owned subsidiary of Hyatt will acquire all outstanding shares of Playa common stock for $13.50 per share in cash.

Here are the key details:

•	The transaction follows a deliberate and comprehensive review of opportunities by the Board, which concluded that the transaction with Hyatt is in the best interest of the Company.

•	As a result of the robust process and engagement with a number of potential counterparties, we are confident this transaction with Hyatt maximizes shareholder value.

•	The transaction will deliver to Playa shareholders a 40% premium to the Company’s unaffected stock price.

•	The transaction is anticipated to close later this year, subject to Playa shareholder and regulatory approval as well as other customary closing conditions.

We value your investment and support. Both Playa and Hyatt will be reaching out to ensure shareholders receive information regarding the terms of the tender offer and instructions on how to tender their shares.

Please reach out if you’d like to schedule a call to discuss this compelling transaction.

Best Regards,

Pedram

Additional Information and Where to Find It

The tender offer for the outstanding ordinary shares of Playa Hotels & Resorts N.V. (“Playa”) referenced herein has not yet commenced. This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Playa or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Hyatt Hotels Corporation (“Hyatt”) will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Playa will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Playa also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Playa, at which the Playa shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PLAYA’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Hyatt will be available free of charge on Hyatt’s website, investors.hyatt.com, or by contacting Hyatt’s investor relations department at investorrelations@hyatt.com. Copies of the documents filed with the SEC by Playa will be available free of charge on Playa’s website, www.investors.playaresorts.com, or by contacting Playa’s investor relations department at ir@playaresorts.com. In addition, Playa shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Playa, its directors and executive officers and other members of its management and employees, as well as Hyatt and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Playa’s shareholders in connection with the EGM Proposals. Information about Playa’s directors and executive officers and their ownership of Playa’s ordinary shares is set forth in the proxy statement for Playa’s 2024 annual general meeting of shareholders, which was filed with the SEC on April 22, 2024. Information about Hyatt’s directors and executive officers is set forth in the proxy statement for Hyatt’s 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Playa’s directors and executive officers in the transaction, which may be different than those of Playa’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Forward-Looking Statements

This communication contains “forward-looking statements,” as defined by federal securities laws. Forward-looking statements reflect Playa’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. Forward-looking statements include, without limitation, statements regarding the proposed transaction, including the benefits of the proposed transaction; filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Such forward-looking statements are subject to various risks and uncertainties, including uncertainties as to the timing of the tender offer and other proposed transactions; uncertainties as to how many of Playa’s shareholders will tender their shares in the offer or approve the resolutions to be solicited at the extraordinary general meeting of Playa’s shareholders; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement with Hyatt; the effects of the proposed transaction (or the announcement thereof) on relationships with employees, customers, other business partners or governmental entities; transaction costs; the risk that the proposed transaction will divert management’s attention from Playa’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; risks associated with litigation; and other risks and uncertainties detailed from time to time in documents Playa files with the SEC, including those described under the section entitled “Risk Factors” in Playa’s Annual Report on Form 10-K, filed with the SEC on February 22, 2024, as such factors may be updated from time to time in Playa’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in Playa’s filings with the SEC. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Playa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this communication, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).